Press Release	Source: Advent Capital Management, LLC

Advent Convertible and Income Fund (NYSE: AVK) Announces Terms of Rights Offering and Declares October Distribution

September 10, 2024

New York, NY: The board of trustees (the “Board”) of Advent Convertible and Income Fund (NYSE: AVK) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (the “Common Shareholders”) of beneficial interest, par value $0.001 per share (“Common Shares”), as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of the Fund’s investment adviser, Advent Capital Management, LLC (“Advent” or the “Adviser”), and others, has determined that it is in the best interests of the Fund and the Common Shareholders to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Adviser’s belief that the Offer would enable the Fund to take advantage of existing and future investment opportunities for convertible securities and non-convertible income producing securities that may be or may become available, consistent with the Fund’s investment objective of providing total return through a combination of capital appreciation and current income. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The record date for the Offer is currently expected to be September 20, 2024 (the “Record Date”). The Fund will distribute to Common Shareholders on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period will commence on the Record Date and is currently anticipated to expire on October 17, 2024, unless extended by the Fund (the “Expiration Date”). Rights may be exercised at any time during the subscription period. The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange LLC (the “NYSE”) under the symbol “AVK RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 92.5% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Fund has previously declared a regular September monthly distribution to Common Shareholders payable on September 30, 2024 with a record date of September 13, 2024, which will not be payable with respect to Common Shares issued pursuant to the Offer.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The Fund will pay expenses associated with the Offer which will be borne indirectly by the Fund’s Common Shareholders.

The Fund reserves the right to modify, postpone or cancel the rights offering.

Declaration of October Distribution

The Fund announced today that the Fund had declared its regular monthly distribution for October in an amount of $0.1172 per share.

The following dates apply to the distribution:

Record Date: October 1, 2024

Ex-Dividend Date: October 1, 2024

Payable Date: October 31, 2024

A portion of this distribution is estimated to be a return of capital rather than income. Final determination of the character of distributions will be made at year-end. The Section 19(a) notice referenced below provides more information and can be found at www.guggenheiminvestments.com.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Past performance is not indicative of future performance. As of this announcement, the sources of each fund distribution are estimates. Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains or return of capital. Unless otherwise noted, the distributions above are not anticipated to include a return of capital. If a distribution consists of something other than ordinary income, a Section 19(a) notice detailing the anticipated source(s) of the distribution will be made available. The Section 19(a) notice will be posted to a Fund’s website and to the Depository Trust & Clearing Corporation so that brokers can distribute such notices to Shareholders of the Fund. Section 19(a) notices are provided for informational purposes only and not for tax reporting purposes. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters.

The October distribution will not be payable with respect to Common Shares issued pursuant to the Offer after the record date for the October distribution.

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The information herein is not complete and is subject to change. A registration statement relating to these securities has been filed with the SEC but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus supplement and accompanying prospectus, once the registration statement has become effective. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus, when available, will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

EQ Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, New Jersey 07660

(866) 342-1635

Additional Information About the Fund

The Fund is a diversified, closed-end management investment company with an investment objective of providing total return through a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of convertible securities and non-convertible income producing securities. The Fund’s shares are traded on the New York Stock Exchange under the symbol “AVK.”

About Advent Capital Management, LLC

Advent is an SEC-registered investment adviser headquartered in New York, NY. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

About Guggenheim Investments

Guggenheim Investments includes Guggenheim Funds Distributors, LLC (the servicing agent for the Fund). Advent Capital Management, LLC serves as Adviser for the Fund and is not affiliated with Guggenheim.

IMPORTANT INFORMATION

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Fund and the Adviser believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the company's reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Fund and the Adviser do not assume a duty to update this forward-looking statement.

Contact:

William T. Korver

cefs@guggenheiminvestments.com

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE